                          EXHIBIT 21:  SUBSIDIARIES


Subsidiary                              Jurisdiction of Incorporation

Bell Atlantic - New Jersey, Inc.                 New Jersey

Bell Atlantic - Pennsylvania, Inc.              Pennsylvania

Bell Atlantic - Delaware, Inc.                    Delaware

Bell Atlantic - Washington, D.C.,                 New York
 Inc.

Bell Atlantic - Maryland, Inc.                    Maryland

Bell Atlantic - Virginia, Inc.                    Virginia

Bell Atlantic - West Virginia, Inc.             West Virginia

Atlantic West B.V.                             The Netherlands

BABS Australia Pty. Ltd.                          Australia

BAC Financial Italia S.r.L.                         Italy

BAC Financial Services                         The Netherlands
 International B.V.

BAC International - The Netherlands            The Netherlands
 B.V.

BACPE, Inc.                                       Delaware

BACSI (U.K.) Limited                           United Kingdom

BAP - 1800 Arch Land Parcel, Inc.                 Delaware

BAP - 6755 Snowdrift, Inc.                        Delaware

BAP - 1760 Market, Inc.                           Delaware

BAP - Durham, Inc.                                Delaware

BATCL - 1987 - I, Inc.                            Delaware

BATCL - 1987 - II, Inc.                           Delaware

BATCL - 1987 - III, Inc.                          Delaware

BATCL - 1991 - I, Inc.                             Nevada

BATCL - 1991 - II, Inc.                           Delaware

BATCL - 1991 - III, Inc.                          Delaware

BATCL - 1991 - IV, Inc.                           Delaware

BATCL - 1992 - I, Inc.                            Delaware

BATCL - 1992 - II, Inc.                           Delaware

BATCL - 1992 - III, Inc.                          Delaware

BATCO - 1989 - II, Inc.                           Delaware

BATCO - 1989 - III, Inc.                          Delaware

Bell Atlantic Administrative                      Delaware
 Services, Inc.


Subsidiary                              Jurisdiction of Incorporation

Bell Atlantic Argentina, Inc.                     Delaware

Bell Atlantic Asia, Inc.                          Delaware

Bell Atlantic Australia Pty. Ltd.                 Australia

Bell Atlantic Business Systems,                   Delaware
 Inc.

Bell Atlantic Business Systems                    Delaware
 International, Inc.

Bell Atlantic Business Systems                    Delaware
 Services, Inc.

Bell Atlantic Capital Corporation                 Delaware

Bell Atlantic Capital Funding Corp.               Delaware

Bell Atlantic Cellular Consulting                 Delaware
 Group, Inc.

Bell Atlantic Directory Graphics,                 Delaware
 Inc.

Bell Atlantic Enterprises                         Delaware
 International, Inc.

Bell Atlantic Europe S.A.                          Belgium

Bell Atlantic Federal Integrated                  Delaware
 Systems, Inc.

Bell Atlantic Financial Services,                 Delaware
 Inc.

Bell Atlantic Foreign Sales                      Virgin Is.
 Corporation

Bell Atlantic Foundation                        Pennsylvania
                                                 Non-Profit

Bell Atlantic Gulf Holdings Ltd.                 Cayman Is.

Bell Atlantic Healthcare Systems,                California
 Inc.

Bell Atlantic Holdings Limited                   New Zealand

Bell Atlantic Hungary, Inc.                       Delaware

Bell Atlantic Indonesia, Inc.                     Delaware

Bell Atlantic Information Systems,                Delaware
 Inc.

Bell Atlantic Integrated Systems,                 Delaware
 Inc.

Bell Atlantic International, Inc.                 Delaware


Subsidiary                              Jurisdiction of Incorporation

Bell Atlantic International -                       Italy
 Italia S.r.L.

Bell Atlantic International                       Delaware
 Wireless Services, Inc.

Bell Atlantic Investment                          Delaware
 Development Corporation

Bell Atlantic Investments, Inc.                   Delaware

Bell Atlantic Land Development,                   Delaware
 Inc.

Bell Atlantic Latin America                       Delaware
 Holdings, Inc.

Bell Atlantic MM Holdings, Inc.                   Delaware

Bell Atlantic Mobile of Hickory,                  Delaware
 Inc.

Bell Atlantic Mobile Systems, Inc.                Delaware

Bell Atlantic Mobile Systems of                   Delaware
 Allentown, Inc.

Bell Atlantic Mobile Systems of                   Delaware
 Baltimore, Inc.

Bell Atlantic Mobile Systems of                   Delaware
 Norfolk, Inc.

Bell Atlantic Mobile Systems of                   Delaware
 Northern New Jersey, Inc.

Bell Atlantic Mobile Systems of                   Delaware
 Pennsylvania RSA 6(II), Inc.

Bell Atlantic Mobile Systems of                   Delaware
 Pittsburgh, Inc.

Bell Atlantic Mobile Systems of                   Delaware
 Reading, Inc.

Bell Atlantic Mobile Systems of                   Delaware
 Richmond, Inc.

Bell Atlantic Mobile Systems of                   Delaware
 Scranton, Inc.

Bell Atlantic Mobile Systems of                   Delaware
 Washington, Inc.

Bell Atlantic Mobile Systems of                   Delaware
 West Virginia, Inc.

Bell Atlantic Mobilfunk GmbH                       Germany


Subsidiary                              Jurisdiction of Incorporation

Bell Atlantic Network Funding                     Delaware
 Corporation

Bell Atlantic Network Integration,                Delaware
 Inc.

Bell Atlantic Network Services,                   Delaware
 Inc.

Bell Atlantic New Holdings, Inc.                  Delaware

Bell Atlantic New Zealand                         Delaware
 Holdings, Inc.

Bell Atlantic New Zealand                         Delaware
 Investments, Inc.

Bell Atlantic New Zealand Limited                 Delaware

Bell Atlantic Paging, Inc.                        Delaware

Bell Atlantic PAI Comunicaciones                  Venezuela
 C.A.

Bell Atlantic Personal                            Delaware
 Communications, Inc.

Bell Atlantic Professional Services               Delaware
 Inc.

Bell Atlantic Properties, Inc.                    Delaware

Bell Atlantic Property Holdings II,               Delaware
 Inc.

Bell Atlantic Property Holdings                   Delaware
 III, Inc.

Bell Atlantic Puerto Rico, Inc.                   Delaware

The Bell Atlantic Systems Group,                  Delaware
 Inc.

Bell Atlantic Systems Leasing                     New York
 International, Inc.

Bell Atlantic Telecommunications                  Delaware
 Systems, Inc.

Bell Atlantic TeleProducts Corp.                  Delaware

Bell Atlantic TriCon Government                   Delaware
 Finance, Inc.

Bell Atlantic TriCon Leasing                      Delaware
 Corporation

Bell Atlantic Utilities Systems,                  Delaware
 Inc.


Subsidiary                              Jurisdiction of Incorporation

Bell Atlantic Vehicle Management,                 Delaware
 Inc.

Bell Atlantic Ventures II, Inc.                   Delaware

Bell Atlantic Ventures XXIII, Inc.                Delaware

Bell Atlantic Ventures XXIV, Inc.                 Delaware

Bell Atlantic Ventures XXV, Inc.                  Delaware

Bell Atlantic Video Services                      Virginia
 Company

Bell Atlanticom Systems, Inc.                     Delaware

FM America Corp.                                  Delaware

ICA Foreign Financial, Inc.                      Virgin Is.

M-Pact, Ltd.                                   South Carolina

Metro Mobile CTS MIS, Inc.                       Connecticut

Metro Mobile CTS of Albuquerque,                 New Mexico
 Inc.

Metro Mobile CTS of Anderson, Inc.             South Carolina

Metro Mobile CTS of Charlotte, Inc.      North Carolina and Virginia

Metro Mobile CTS of Cherokee, Inc.             South Carolina

Metro Mobile CTS of Columbia, Inc.             South Carolina

Metro Mobile CTS of El Paso, Inc.                   Texas

Metro Mobile CTS of Fairfield                    Connecticut
 County, Inc.

Metro Mobile CTS of Greenville,                South Carolina
 Inc.

Metro Mobile CTS of Hartford, Inc.               Connecticut

Metro Mobile CTS of Lancaster, Inc.            South Carolina

Metro Mobile CTS of Las Cruces,                  New Mexico
 Inc.

Metro Mobile CTS of New Bedford,                Massachusetts
 Inc.

Metro Mobile CTS of New Haven, Inc.              Connecticut

Metro Mobile CTS of New London,                  Connecticut
 Inc.

Metro Mobile CTS of Newport, Inc.               Rhode Island

Metro Mobile CTS of Phoenix, Inc.                  Arizona


Subsidiary                              Jurisdiction of Incorporation

Metro Mobile CTS of Pittsfield,                 Massachusetts
 Inc.

Metro Mobile CTS of Providence,                 Rhode Island
 Inc.

Metro Mobile CTS of Raleigh, Inc.              North Carolina

Metro Mobile CTS of Springfield,                Massachusetts
 Inc.

Metro Mobile CTS of the Northeast,               Connecticut
 Inc.

Metro Mobile CTS of the Southeast,             South Carolina
 Inc.

Metro Mobile CTS of the Southwest,                Delaware
 Inc.

Metro Mobile CTS of Tucson, Inc.                   Arizona

Metro Mobile of Venezuela, Inc.                   Delaware

Metro Mobile CTS of Windham, Inc.                Connecticut

Metro Mobile Real Estate                          New York
 Development of New York, Inc.

Metro Mobile Transport, Inc.                      Delaware

Pacific Atlantic Systems Leasing,                 Delaware
 Inc.


Subsidiary                              Jurisdiction of Incorporation
Pacific Star Communications Pty.                 Australia
 Ltd.

The Penn's Landing Marina                       Pennsylvania
 Corporation

Portal Investments, Inc.                          Arizona

Power Fuels, Inc.                               North Dakota

Sodalia S.p.A.                                     Italy

Sorbus Canada Limited                             Ontario

Southern Gas Company                              Florida

TriContinental Leasing Corporation                Delaware
 of Puerto Rico, Inc.

TriContinental Leasing Corporation                Delaware

Vision Energy Florida, Inc.                       Florida

Vision Energy Minnesota, Inc.                    Minnesota

Vision Energy North Dakota, Inc.                North Dakota

Vision Energy Resources, Inc.                     Delaware

Vision Energy Wisconsin, Inc.                       Iowa

Werner's, Inc.                                   Minnesota